UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2019

Date of reporting period:	June 1, 2018 — May 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5 | 31 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 11, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/19. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 Dynamic Asset Allocation Equity Fund

Jason, how would you describe the market environment during the 12-month reporting period ended May 31, 2019?

Global financial markets were marked by a series of ups and downs during the 12-month period. Large-cap stocks outperformed their mid- and small-cap counterparts. The S&P 500 Index, a broad measure of U.S. stocks, rose 3.78% during the period. Meanwhile, U.S. small-cap stocks, as measured by the Russell 2000 Index, dropped 9.04%. International markets were broadly negative, hampered by concerns about protectionist tariffs and global growth. The MSCI EAFE Index [ND], which tracks stocks in international developed markets, fell 5.75%, and the MSCI Emerging Markets Index [ND] dropped 8.70% during the period.

The U.S. Federal Reserve [Fed] raised short-term rates four times in 2018, taking the federal funds rate to a range of 2.25% to 2.50%. But the central bank pivoted to a dovish stance on rates this year. Slowing economic activity, escalating trade tensions between the United States and China, and benign inflation contributed to the Fed’s decision to pause its three-year campaign to tighten monetary policy. Investor appetite for relatively risky assets, such as stocks, continued

Dynamic Asset Allocation Equity Fund 3

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Dynamic Asset Allocation Equity Fund

to ebb and flow amid concerns about the fallout from the U.S.–China spat and flagging economic growth in Europe.

Fed Chair Jerome Powell in June 2019 said the central bank “will act as appropriate” to sustain the U.S. economic expansion, fueling market speculation of a rate cut this year. The economy grew at a 3.1% annual rate in the first quarter of 2019, after expanding 2.2% in the fourth quarter of 2018. Unemployment has touched multi-decade lows, inflation has been anchored, and we believe the likelihood of a recession remains low.

How did the fund perform during the period?

Putnam Dynamic Asset Allocation Equity Fund declined 3.72% over the 12-month period. The fund underperformed the custom secondary benchmark, the Putnam Equity Blended Index, and its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks.

What strategies affected relative performance?

We seek to add value through asset allocation strategies and active security selection. However, the fund’s dynamic asset allocation strategies and our active implementation decisions/security selections detracted from performance during the period. The fund’s performance was primarily driven by weakness in security selection. Our positions in U.S. large-cap stocks underperformed relative to the benchmark during the 12-month period, and they were the primary reason the fund trailed the benchmark. Selection within international developed-market stocks also hampered results during the period. Our asset allocation strategy was only a minor detractor, and the fund’s preference for Japanese stocks over U.S. stocks hurt results.

On a more positive note, an underweight position in international developed-market equities relative to the benchmark provided a slight boost to relative performance. This was because stocks in developed markets underperformed U.S. equities during the period.

What is your outlook for the months ahead?

We have a mostly neutral outlook. We eliminated our overweight position in Japanese equities earlier in 2019. In our view, the United States has the most durable economy globally, fueled by the low cost of capital and benign inflation rates.

Higher real interest rates, weaker demand from China, political troubles in the eurozone, and protectionist tariffs have put pressure on global growth. The U.S. economy is also facing rising headwinds and is expected to expand at a more moderate pace in 2019 compared with last year. The Fed expects 2.1% growth this year, down from the 2.3% it forecast in December. We believe inflationary pressures will also remain modest.

We expect stock and bond market volatility to persist in 2019. We believe financial markets will remain jittery because of uncertainties related to the U.S.–China trade dispute, the Fed, and global growth. There are concerns among investors and businesses that the trade dispute between the United States and China could last indefinitely. Investors are attempting to gauge the potential fallout to economic growth and corporate profits. We think earnings will continue to expand at a reasonably solid clip this year, but not at the same robust pace we saw in 2018.

Against this backdrop, we continue to have conviction in our stock-selection strategies, based on their strong long-term results. As for asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

Dynamic Asset Allocation Equity Fund 5

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (1/23/09)
Before sales charge	12.59%	188.10%	11.16%	34.56%	6.12%	27.75%	8.51%	–3.72%
After sales charge	11.94	171.53	10.50	26.83	4.87	20.40	6.38	–9.26
Class P (8/31/16)
Net asset value	12.66	190.12	11.24	35.51	6.27	28.66	8.76	–3.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	14.79%	268.47%	13.93%	55.60%	9.25%	38.80%	11.55%	2.50%
Putnam Equity
Blended Index*	13.28	210.39	11.99	42.49	7.34	34.73	10.45	0.28
Lipper Multi-Cap Core
Funds category average†	12.98	212.86	11.97	39.83	6.84	30.91	9.35	–0.15

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/19, there were 742, 644, 561, 391, and 378 funds, respectively, in this Lipper category.

Dynamic Asset Allocation Equity Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class P shares would have been valued at $29,012.

Fund price and distribution information For the 12-month period ended 5/31/19

Distributions	Class A		Class P
Number	1		1
Income	$0.173857		$0.205857
Capital gains
Long-term gains	1.248355		1.248355
Short-term gains	0.186788		0.186788
Total	$1.609000		$1.641000
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/18	$13.28	$14.09	$13.30
5/31/19	11.07	11.75	11.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (1/23/09)
Before sales charge	13.21%	209.18%	11.95%	41.12%	7.13%	38.39%	11.44%	3.68%
After sales charge	12.57	191.40	11.29	33.00	5.87	30.43	9.26	–2.28
Class P (8/31/16)
Net asset value	13.28	211.05	12.02	41.97	7.26	39.24	11.67	3.89

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/18*	0.87%	0.63%
Total annual operating expenses for the fiscal year ended 5/31/18	1.13%	0.89%
Annualized expense ratio for the six-month period ended 5/31/19†	0.86%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Although the fund’s distribution and service (12b-1) plan provides payments at annual rates (based on average net assets) of up to 0.35% on class A shares, no payments under the plan have been authorized by the Trustees.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/19.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/18 to 5/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.27	$3.08
Ending value (after expenses)	$990.40	$992.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/19, use the following calculation method. To find the value of your investment on 12/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.33	$3.13
Ending value (after expenses)	$1,020.64	$1,021.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Dynamic Asset Allocation Equity Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. You can lose money by investing in the fund.

Dynamic Asset Allocation Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of

12 Dynamic Asset Allocation Equity Fund

the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2019, Putnam employees had approximately $488,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Equity Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Dynamic Asset Allocation Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund 15

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

16 Dynamic Asset Allocation Equity Fund

The fund’s portfolio 5/31/19

COMMON STOCKS (89.7%)*	Shares	Value
Advertising and marketing services (0.4%)
Omnicom Group, Inc.	3,510	$271,534
		271,534
Aerospace and defense (2.4%)
Boeing Co. (The)	3,370	1,151,226
Dassault Aviation SA (France)	21	26,229
Lockheed Martin Corp.	1,779	602,263
Raytheon Co.	205	35,773
Teledyne Technologies, Inc. †	218	51,404
		1,866,895
Airlines (0.8%)
Azul SA ADR (Brazil) †	1,274	37,927
Delta Air Lines, Inc.	8,093	416,790
Deutsche Lufthansa AG (Germany)	3,653	69,488
Japan Airlines Co., Ltd. (Japan)	3,800	119,292
		643,497
Automotive (0.5%)
Cia de Locacao das Americas (Brazil)	5,095	57,780
Fiat Chrysler Automobiles NV (Italy)	4,640	59,085
Lear Corp.	893	106,294
Peugeot SA (France)	5,770	128,600
		351,759
Banking (6.3%)
ABN AMRO Group NV GDR (Netherlands)	4,857	102,506
ABSA Group, Ltd. (South Africa)	4,227	48,979
Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	26,926	65,734
Banco Bilbao Vizcaya Argenta (Spain)	28,543	154,868
Bank Leumi Le-Israel BM (Israel)	12,128	81,337
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	336,700	67,229
BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,000	38,310
China Construction Bank Corp. Class H (China)	69,000	54,445
Citigroup, Inc.	17,129	1,064,567
Citizens Financial Group, Inc.	7,319	238,453
Comerica, Inc.	2,616	180,033
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	16,426	66,359
Credicorp, Ltd. (Peru)	292	65,350
DNB ASA (Norway)	2,132	36,124
Fukuoka Financial Group, Inc. (Japan)	2,400	40,743
Grupo Financiero Galicia SA ADR (Argentina)	1,228	31,449
Hang Seng Bank, Ltd. (Hong Kong)	4,800	120,164
HDFC Bank, Ltd. (India)	3,493	121,684
HSBC Holdings PLC (United Kingdom)	3,321	27,094
ING Groep NV (Netherlands)	5,658	61,081
Itau Unibanco Holding SA ADR (Preference) (Brazil)	4,377	38,955
JPMorgan Chase & Co.	14,423	1,528,261
KBC Groep NV (Belgium)	943	61,938
Lloyds Banking Group PLC (United Kingdom)	163,513	118,029
Moneta Money Bank AS (Czech Republic) †	18,488	60,352
Popular, Inc. (Puerto Rico)	980	51,166

Dynamic Asset Allocation Equity Fund 17

COMMON STOCKS (89.7%)* cont.	Shares	Value
Banking cont.
Sberbank of Russia PJSC ADR (Russia)	2,723	$39,044
Sumitomo Mitsui Financial Group, Inc. (Japan)	5,007	174,083
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,200	43,802
Wells Fargo & Co.	2,467	109,461
Wintrust Financial Corp.	635	43,015
		4,934,615
Beverage (2.6%)
Carlsberg A/S Class B (Denmark)	649	85,177
Coca-Cola Co. (The)	18,660	916,766
Coca-Cola European Partners PLC (United Kingdom)	2,465	136,561
Grape King Bio, Ltd. (Taiwan)	6,000	41,042
Molson Coors Brewing Co. Class B	2,787	153,229
PepsiCo, Inc.	5,321	681,088
		2,013,863
Biotechnology (1.5%)
Amgen, Inc.	3,537	589,618
Biogen, Inc. †	1,399	306,787
Gilead Sciences, Inc.	3,630	225,968
Illumina, Inc. †	190	58,313
		1,180,686
Broadcasting (0.2%)
Discovery, Inc. Class A † S	5,466	149,003
Liberty SiriusXM Group Class A †	1,091	39,298
		188,301
Cable television (0.2%)
Comcast Corp. Class A	4,305	176,505
		176,505
Chemicals (1.3%)
Arkema SA (France)	697	58,612
Celanese Corp.	551	52,306
CF Industries Holdings, Inc.	4,221	169,853
Covestro AG (Germany)	2,781	121,651
Huntsman Corp.	5,727	99,478
LyondellBasell Industries NV Class A	4,339	322,171
Mitsubishi Gas Chemical Co., Inc. (Japan)	200	2,477
Shin-Etsu Chemical Co., Ltd. (Japan)	1,800	149,117
W.R. Grace & Co.	480	33,830
		1,009,495
Commercial and consumer services (2.0%)
Alliance Global Group, Inc. (Philippines)	229,200	68,514
Automatic Data Processing, Inc.	3,170	507,580
Booking Holdings, Inc. †	206	341,181
CK Hutchison Holdings, Ltd. (Hong Kong)	6,500	61,293
CoStar Group, Inc. †	98	49,945
Ctrip.com International, Ltd. ADR (China) †	998	34,491
Fu Shou Yuan International Group, Ltd. (China)	56,000	44,221
Macquarie Infrastructure Co., LLC	898	35,803
Nielsen Holdings PLC	4,081	92,761

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.7%)* cont.	Shares	Value
Commercial and consumer services cont.
PayPal Holdings, Inc. †	2,951	$323,872
ServiceMaster Global Holdings, Inc. †	740	39,960
		1,599,621
Communications equipment (1.7%)
Cisco Systems, Inc.	24,908	1,295,963
		1,295,963
Computers (2.9%)
Amadeus IT Holding SA Class A (Spain)	844	64,317
Apple, Inc.	6,470	1,132,703
Aspen Technology, Inc. †	930	105,657
CDW Corp. of Delaware	1,256	123,641
Dell Technologies, Inc. Class C †	2,953	175,851
Fortinet, Inc. †	3,712	269,046
Fujitsu, Ltd. (Japan)	500	33,831
Nuance Communications, Inc. †	2,148	36,881
Otsuka Corp. (Japan)	1,300	50,412
ServiceNow, Inc. †	577	151,134
Xerox Corp.	3,835	117,389
		2,260,862
Conglomerates (0.3%)
AMETEK, Inc.	1,687	138,148
Mitsubishi Corp. (Japan)	3,000	77,959
		216,107
Construction (0.5%)
CTCI Corp. (Taiwan)	30,000	44,448
HeidelbergCement AG (Germany)	1,272	94,607
HOCHTIEF AG (Germany)	409	48,572
Kajima Corp. (Japan)	3,800	52,058
Loma Negra Cia Industrial Argentina SA ADR (Argentina) †	2,882	28,676
Mota-Engil SGPS SA (Portugal) †	13,710	32,345
Taisei Corp. (Japan)	2,300	83,698
Wijaya Karya Persero Tbk PT (Indonesia)	188,100	29,877
		414,281
Consumer cyclicals (0.1%)
Genting Bhd (Singapore)	100,800	63,763
		63,763
Consumer finance (1.2%)
Capital One Financial Corp.	3,498	300,373
Chailease Holding Co., Ltd. (Taiwan)	8,460	31,013
Discover Financial Services	3,222	240,200
Housing Development Finance Corp., Ltd. (HDFC) (India)	3,313	103,778
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	3,500	17,312
Synchrony Financial	8,380	281,819
		974,495
Consumer goods (1.2%)
Essity AB Class B (Sweden)	921	27,036
L’Oreal SA (France)	544	145,994
LG Household & Health Care, Ltd. (South Korea)	45	48,147
Procter & Gamble Co. (The)	3,785	389,514

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (89.7%)* cont.	Shares	Value
Consumer goods cont.
Unilever NV ADR (Netherlands)	2,487	$149,883
Unilever PLC (United Kingdom)	3,256	198,795
		959,369
Consumer services (0.4%)
AfreecaTV Co., Ltd. (South Korea)	619	33,858
Ashtead Group PLC (United Kingdom)	5,348	125,564
Pinduoduo, Inc. ADR (China) †	1,575	30,587
TripAdvisor, Inc. †	2,632	111,255
		301,264
Containers (0.3%)
Ball Corp.	1,416	86,928
Berry Plastics Group, Inc. †	2,279	107,159
		194,087
Distribution (0.7%)
ITOCHU Corp. (Japan)	7,400	136,301
Jardine Cycle & Carriage, Ltd. (Singapore)	1,400	34,418
Sysco Corp.	5,102	351,120
		521,839
Electric utilities (2.2%)
AES Corp.	8,410	132,878
AGL Energy, Ltd. (Australia)	382	5,434
CenterPoint Energy, Inc.	5,893	167,597
CLP Holdings, Ltd. (Hong Kong)	5,000	56,527
E.ON SE (Germany)	12,083	126,197
Endesa SA (Spain)	4,341	108,140
Enel SpA (Italy)	28,165	175,504
Evergy, Inc.	2,195	127,617
Exelon Corp.	7,969	383,150
Kansai Electric Power Co., Inc. (The) (Japan)	400	4,651
Pinnacle West Capital Corp.	1,487	139,644
Public Service Enterprise Group, Inc.	4,740	278,522
		1,705,861
Electrical equipment (1.1%)
Emerson Electric Co.	3,311	199,455
Honeywell International, Inc.	3,594	590,530
KEI Industries, Ltd. (India)	7,870	59,315
WESCO International, Inc. †	673	31,517
		880,817
Electronics (3.2%)
Agilent Technologies, Inc.	3,811	255,528
Broadcom, Inc.	1,154	290,393
Brother Industries, Ltd. (Japan)	900	15,268
Garmin, Ltd.	776	59,348
Hoya Corp. (Japan)	2,100	145,335
Keysight Technologies, Inc. †	1,976	148,457
Koninklijke Philips NV (Netherlands)	221	8,708
MediaTek, Inc. (Taiwan)	9,000	88,105
nVent Electric PLC (United Kingdom)	1,727	39,825
NXP Semiconductors NV	5,841	514,943

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.7%)* cont.	Shares	Value
Electronics cont.
Rockwell Automation, Inc.	1,223	$182,044
Samsung Electronics Co., Ltd. (South Korea)	6,142	218,025
Sino-American Silicon Products, Inc. (Taiwan)	18,000	44,693
Thales SA (France)	719	79,040
Xilinx, Inc.	4,521	462,544
		2,552,256
Energy (oil field) (—%)
Hilong Holding, Ltd. (China)	185,000	19,780
		19,780
Energy (other) (—%)
Canvest Environmental Protection Group Co., Ltd. (China)	17,000	7,776
		7,776
Engineering and construction (0.1%)
ACS Actividades de Construccion y Servicios SA (Spain)	2,571	105,748
		105,748
Entertainment (0.2%)
Sony Corp. (Japan)	2,800	134,678
		134,678
Environmental (0.1%)
Clean TeQ Holdings, Ltd. (Australia) † S	106,597	20,388
Pentair PLC	2,137	74,410
		94,798
Financial (0.8%)
3i Group PLC (United Kingdom)	6,032	80,009
Deutsche Boerse AG (Germany)	286	39,534
Edelweiss Financial Services, Ltd. (India)	22,345	65,061
Hana Financial Group, Inc. (South Korea)	1,425	43,332
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	700	22,201
Macquarie Group, Ltd. (Australia)	1,684	140,321
ORIX Corp. (Japan)	8,600	121,104
Partners Group Holding AG (Switzerland)	192	134,598
		646,160
Food (1.9%)
Associated British Foods PLC (United Kingdom)	2,559	79,922
Colruyt SA (Belgium)	539	40,028
Dino Polska SA (Poland) †	1,286	41,654
Grupo Bimbo SAB de CV Ser. A (Mexico)	33,072	66,823
Hershey Co. (The)	1,784	235,417
Jeronimo Martins SGPS SA (Portugal)	2,532	38,487
Mondelez International, Inc. Class A	9,305	473,159
Nestle India, Ltd. (India)	261	43,000
Nestle SA (Switzerland)	2,022	200,820
Tesco PLC (United Kingdom)	51,305	146,691
Wesfarmers, Ltd. (Australia)	675	17,303
WH Group, Ltd. (Hong Kong)	114,000	102,131
X5 Retail Group NV GDR (Russia)	1,442	42,384
		1,527,819

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (89.7%)* cont.	Shares	Value
Forest products and packaging (0.3%)
Packaging Corp. of America	1,538	$137,005
Sonoco Products Co.	670	41,426
UPM-Kymmene OYJ (Finland)	3,437	85,873
		264,304
Gaming and lottery (0.2%)
Las Vegas Sands Corp.	2,549	140,195
		140,195
Health-care services (1.4%)
Alfresa Holdings Corp. (Japan)	1,600	40,269
Cardinal Health, Inc.	4,074	171,393
Charles River Laboratories International, Inc. †	411	51,560
Chemed Corp.	193	63,292
Encompass Health Corp.	890	52,439
HCA Healthcare, Inc.	284	34,353
Humana, Inc.	207	50,686
McKesson Corp.	2,297	280,556
Medipal Holdings Corp. (Japan)	1,700	36,712
Suzuken Co., Ltd. (Japan)	900	55,225
UnitedHealth Group, Inc.	1,023	247,361
		1,083,846
Homebuilding (0.2%)
Berkeley Group Holdings PLC (The) (United Kingdom)	590	26,092
Daiwa House Industry Co., Ltd. (Japan)	1,800	53,799
PulteGroup, Inc.	1,273	39,463
Taylor Wimpey PLC (United Kingdom)	21,089	44,096
		163,450
Industrial (0.1%)
HD Supply Holdings, Inc. †	2,473	102,605
		102,605
Insurance (3.4%)
Aflac, Inc.	4,610	236,493
AIA Group, Ltd. (Hong Kong)	11,000	103,052
Allianz SE (Germany)	946	210,120
Allstate Corp. (The)	1,677	160,170
American Financial Group, Inc.	509	49,984
Athene Holding, Ltd. Class A †	2,208	89,755
Aviva PLC (United Kingdom)	27,572	141,244
Baloise Holding AG (Switzerland)	501	83,265
Berkshire Hathaway, Inc. Class B †	138	27,244
Hartford Financial Services Group, Inc. (The)	3,705	195,105
Legal & General Group PLC (United Kingdom)	41,028	133,280
Lincoln National Corp.	2,758	163,963
MetLife, Inc.	10,685	493,754
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	12,000	132,108
Prudential Financial, Inc.	3,281	303,099
Reinsurance Group of America, Inc.	430	63,666
Swiss Life Holding AG (Switzerland)	60	27,267
Unum Group	3,113	98,028
		2,711,597

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.7%)* cont.	Shares	Value
Investment banking/Brokerage (1.4%)
Ameriprise Financial, Inc.	1,829	$252,823
E*Trade Financial Corp.	4,969	222,611
Goldman Sachs Group, Inc. (The)	1,110	202,564
Morgan Stanley	9,745	396,524
		1,074,522
Lodging/Tourism (0.6%)
Carnival PLC (United Kingdom)	1,421	70,199
Crown, Ltd. (Australia)	4,897	42,497
Extended Stay America, Inc. (Units)	3,124	53,545
Hilton Worldwide Holdings, Inc.	3,011	269,304
		435,545
Machinery (0.8%)
Cummins, Inc.	2,140	322,626
Curtiss-Wright Corp.	243	27,092
Hitachi, Ltd. (Japan)	4,800	161,727
Sandvik AB (Sweden)	8,545	131,791
		643,236
Manufacturing (0.6%)
Dover Corp.	1,324	118,379
Ingersoll-Rand PLC	2,887	341,648
		460,027
Media (0.1%)
Interpublic Group of Cos., Inc. (The)	4,108	87,172
		87,172
Medical technology (2.7%)
Abbott Laboratories	9,304	708,314
Baxter International, Inc.	264	19,388
Hill-Rom Holdings, Inc.	734	70,574
Hologic, Inc. †	1,968	86,612
i-SENS, Inc. (South Korea)	1,121	22,803
Masimo Corp. †	713	93,218
Medtronic PLC	7,960	736,937
Sartorius Stedim Biotech (France)	191	26,463
Thermo Fisher Scientific, Inc.	437	116,670
Waters Corp. †	166	33,318
Zimmer Biomet Holdings, Inc.	1,797	204,732
		2,119,029
Metals (0.8%)
Anglo American PLC (United Kingdom)	4,457	106,955
BlueScope Steel, Ltd. (Australia)	10,627	77,228
Boliden AB (Sweden)	783	17,792
Boliden AB (Sweden) †	783	350
Cobalt 27 Capital Corp. (Canada) †	11,373	33,237
Fortescue Metals Group, Ltd. (Australia)	11,806	65,437
Glencore PLC (United Kingdom)	5,004	16,142
Ivanhoe Mines, Ltd. Class A (Canada) †	15,383	37,103
Rio Tinto PLC (United Kingdom)	3,253	186,883
South32, Ltd. (Australia)	19,917	45,729
Steel Dynamics, Inc.	2,874	72,281
		659,137

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (89.7%)* cont.	Shares	Value
Natural gas utilities (0.2%)
Eni SpA (Italy)	8,959	$135,155
UGI Corp.	657	33,908
		169,063
Office equipment and supplies (0.1%)
Avery Dennison Corp.	715	74,403
		74,403
Oil and gas (4.9%)
BP PLC (United Kingdom)	10,287	69,767
Chevron Corp.	11,413	1,299,370
CNOOC, Ltd. (China)	44,000	71,532
ConocoPhillips	10,276	605,873
Devon Energy Corp.	3,342	84,085
Equinor ASA (Norway)	5,975	114,194
Exxon Mobil Corp.	1,112	78,696
Geopark, Ltd. (Colombia) †	3,094	48,916
Lukoil PJSC ADR (Russia)	1,187	95,232
Marathon Petroleum Corp.	1,937	89,083
MOL Hungarian Oil & Gas PLC (Hungary) †	5,348	60,195
OMV AG (Austria)	1,327	62,288
PBF Energy, Inc. Class A	2,127	56,153
Petroleo Brasileiro SA — Petrobras ADR (Brazil)	6,153	88,788
Phillips 66	3,957	319,726
Royal Dutch Shell PLC Class B (United Kingdom)	3,650	113,812
Santos, Ltd. (Australia)	11,251	52,438
TOTAL SA (France)	4,602	238,049
Valero Energy Corp.	4,640	326,656
		3,874,853
Pharmaceuticals (5.0%)
AbbVie, Inc.	4,658	357,315
Allergan PLC	1,374	167,504
Astellas Pharma, Inc. (Japan)	9,000	120,381
Aurobindo Pharma, Ltd. (India)	6,583	63,466
Bristol-Myers Squibb Co.	2,979	135,157
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	38,000	20,041
Eli Lilly & Co.	1,530	177,388
GlaxoSmithKline PLC (United Kingdom)	8,935	172,534
Ipsen SA (France)	64	7,635
Jazz Pharmaceuticals PLC †	266	33,396
Johnson & Johnson	5,600	734,440
Merck & Co., Inc.	8,459	670,037
Novartis AG (Switzerland)	1,956	167,987
Novo Nordisk A/S Class B (Denmark)	4,436	209,081
Pfizer, Inc.	7,971	330,956
Roche Holding AG (Switzerland)	1,149	301,522
Shionogi & Co., Ltd. (Japan)	2,100	114,365
UCB SA (Belgium)	831	63,476
Zoetis, Inc.	1,001	101,151
		3,947,832

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.7%)* cont.	Shares	Value
Photography/Imaging (0.1%)
FUJIFILM Holdings Corp. (Japan)	1,900	$90,660
		90,660
Power producers (0.3%)
NRG Energy, Inc.	4,258	144,942
Vistra Energy Corp.	4,155	97,892
		242,834
Publishing (0.2%)
News Corp. Class A	2,910	33,145
Wolters Kluwer NV (Netherlands)	1,932	134,810
		167,955
Railroads (0.6%)
Central Japan Railway Co. (Japan)	700	145,873
Norfolk Southern Corp.	1,633	318,664
		464,537
Real estate (3.2%)
AGNC Investment Corp. R	8,454	138,646
Annaly Capital Management, Inc. R	8,125	71,581
Apple Hospitality REIT, Inc. R	2,355	36,361
AvalonBay Communities, Inc. R	763	154,897
Ayala Land, Inc. (Philippines)	53,300	50,579
Brixmor Property Group, Inc. R	5,119	87,791
Brookfield Property REIT, Inc. Class A R	2,027	37,378
Camden Property Trust R	766	79,174
CBRE Group, Inc. Class A †	2,582	117,997
Cheung Kong Property Holdings, Ltd. (Hong Kong)	19,000	137,101
China Overseas Land & Investment, Ltd. (China)	12,000	41,549
Douglas Emmett, Inc. R	1,034	41,660
Duke Realty Corp. R	3,169	95,355
Gaming and Leisure Properties, Inc. R	1,891	74,676
Healthcare Trust of America, Inc. Class A R	2,487	71,601
Henderson Land Development Co., Ltd. (Hong Kong)	9,900	51,075
Highwoods Properties, Inc. R	1,210	53,071
Hudson Pacific Properties, Inc. R	1,220	40,760
Jones Lang LaSalle, Inc.	488	60,732
Kerry Properties, Ltd. (Hong Kong)	2,500	9,475
Liberty Property Trust R	1,204	57,154
Logan Property Holdings Co., Ltd. (China)	32,000	47,120
Medical Properties Trust, Inc. R	5,086	90,429
Mirvac Group (Australia) R	6,320	13,251
New Residential Investment Corp. R	6,582	100,376
Outfront Media, Inc. R	1,751	43,162
Persimmon PLC (United Kingdom)	4,288	106,527
Prologis, Inc. R	1,291	95,108
Scentre Group (Australia) R	22,016	57,901
SL Green Realty Corp. R	992	85,312
STORE Capital Corp. R	2,685	91,881
Sun Hung Kai Properties, Ltd. (Hong Kong)	3,500	55,325
Swire Properties, Ltd. (Hong Kong)	3,800	15,631
Two Harbors Investment Corp. R	3,061	37,405

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (89.7%)* cont.	Shares	Value
Real estate cont.
VICI Properties, Inc. R	5,098	$113,074
Weingarten Realty Investors R	1,322	37,280
		2,498,395
Regional Bells (0.1%)
AT&T, Inc.	1,841	56,298
		56,298
Restaurants (1.7%)
Darden Restaurants, Inc.	2,025	235,548
Jubilant Foodworks, Ltd. (India)	3,700	69,636
Starbucks Corp.	13,754	1,046,129
		1,351,313
Retail (5.8%)
Amazon.com, Inc. †	649	1,152,020
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	11,259	66,424
Foot Locker, Inc.	3,194	125,684
GS Retail Co., Ltd. (South Korea)	764	21,783
Home Depot, Inc. (The)	5,532	1,050,250
KAR Auction Services, Inc.	1,763	99,116
Koninklijke Ahold Delhaize NV (Netherlands)	6,568	147,593
Lowe’s Cos., Inc.	7,423	692,417
Next PLC (United Kingdom)	597	43,537
Poya International Co., Ltd. (Taiwan)	5,030	59,299
Tapestry, Inc.	857	24,476
TCI Co., Ltd. (Taiwan)	4,000	63,235
Wal-Mart de Mexico SAB de CV (Mexico)	19,728	55,514
Walgreens Boots Alliance, Inc.	8,066	397,976
Walmart, Inc.	4,667	473,420
Wilcon Depot, Inc. (Philippines)	163,000	53,036
		4,525,780
Semiconductor (0.6%)
KLA-Tencor Corp.	2,619	269,940
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	22,000	162,952
		432,892
Shipping (0.1%)
Yangzijiang Shipbuilding Holdings, Ltd. (China)	92,500	92,256
		92,256
Software (6.0%)
Adobe, Inc. †	3,429	928,916
Black Knight, Inc. †	1,166	66,101
Cadence Design Systems, Inc. †	2,837	180,348
Electronic Arts, Inc. †	1,730	161,028
F5 Networks, Inc. †	1,187	156,779
Intuit, Inc.	2,293	561,441
Microsoft Corp.	9,350	1,156,408
NetEase, Inc. ADR (China)	235	58,423
NTT Data Corp. (Japan)	7,900	94,098
Oracle Corp.	20,991	1,062,145
Tencent Holdings, Ltd. (China)	5,500	228,090
Tencent Holdings, Ltd. ADR (China)	866	36,164
		4,689,941

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.7%)* cont.	Shares	Value
Technology (0.1%)
SoftBank Group Corp. (Japan)	800	$75,063
		75,063
Technology services (6.1%)
Alibaba Group Holding, Ltd. ADR (China) †	1,688	251,951
Alphabet, Inc. Class A †	1,903	2,105,663
Capgemini SE (France)	639	71,306
eBay, Inc.	11,256	404,428
Facebook, Inc. Class A †	2,680	475,620
Fair Isaac Corp. †	279	82,556
IBM Corp.	7,823	993,443
Infosys, Ltd. (India)	7,488	79,068
Naspers, Ltd. Class N (South Africa)	378	84,732
Naspers, Ltd. Class N ADR (South Africa)	579	26,038
Proofpoint, Inc. †	507	56,967
Yandex NV Class A (Russia) †	1,004	36,064
Zebra Technologies Corp. Class A †	605	103,721
		4,771,557
Telecommunications (1.0%)
BT Group PLC (United Kingdom)	34,486	84,534
Crown Castle International Corp. R	2,440	317,224
Equinix, Inc. R	131	63,638
Eutelsat Communications SA (France)	761	13,355
Juniper Networks, Inc.	3,820	94,010
NTT DoCoMo, Inc. (Japan)	2,700	61,941
Safaricom PLC (Kenya)	156,118	42,355
Telstra Corp., Ltd. (Australia)	56,029	141,784
		818,841
Telephone (1.9%)
Deutsche Telekom AG (Germany)	8,686	146,608
Nippon Telegraph & Telephone Corp. (Japan)	1,300	58,175
Swisscom AG (Switzerland)	77	36,851
Telephone & Data Systems, Inc.	1,671	48,142
Verizon Communications, Inc.	22,055	1,198,689
		1,488,465
Textiles (0.4%)
Hermes International (France)	189	125,722
Kering SA (France)	289	150,120
Shenzhou International Group Holdings, Ltd. (China)	3,000	35,271
		311,113
Tire and rubber (0.1%)
Bridgestone Corp. (Japan)	2,200	81,837
		81,837
Tobacco (0.1%)
Imperial Brands PLC (United Kingdom)	4,614	111,804
		111,804
Toys (0.2%)
Namco Bandai Holdings, Inc. (Japan)	700	34,376
Nintendo Co., Ltd. (Japan)	300	106,079
		140,455

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (89.7%)* cont.	Shares	Value
Transportation services (0.2%)
Aena SME SA (Spain)	624	$114,761
Deutsche Post AG (Germany)	1,010	29,757
SG Holdings Co., Ltd. (Japan)	1,200	32,520
		177,038
Trucks and parts (0.2%)
Allison Transmission Holdings, Inc.	2,284	94,535
Faurecia SA (France)	2,577	94,658
		189,193
Waste Management (0.7%)
Republic Services, Inc.	1,524	128,915
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	9,000	73,881
Waste Management, Inc.	3,007	328,815
		531,611
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (China)	84,000	81,357
		81,357
Total common stocks (cost $64,498,597)		$70,516,505

INVESTMENT COMPANIES (1.0%)*	Shares	Value
iShares MSCI EAFE ETF	1,098	$69,613
iShares MSCI Emerging Markets ETF	1,936	78,815
SPDR S&P 500 ETF Trust S	2,116	582,471
SPDR S&P MidCap 400 ETF Trust	232	76,590
Total investment companies (cost $838,566)		$807,489

	Expiration	Strike
WARRANTS (0.3%)* †	date	price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	12/16/21	$0.00	2,838	$66,592
Guangzhou Baiyun International Airport
144A (China)	4/10/20	0.00	17,800	40,406
Jarir Marketing Co. 144A (Saudi Arabia)	1/20/22	0.00	923	41,100
National Bank of Kuwait SAKP 144A (Kuwait)	1/16/20	0.00	17,623	56,100
Saudi Co. For Hardware CJSC 144A (Saudi Arabia)	1/20/22	0.00	2,150	35,830
United International Transportation Co. 144A
(Saudi Arabia)	12/9/21	0.00	3,264	28,721
Total warrants (cost $264,438)				$268,749

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Goldman Sachs International
AUD/JPY (Put)	Aug-19/JPY 76.00	658,946	AUD	949,900	$15,465
Total purchased options outstanding (cost $9,140)					$15,465

	Principal amount/
SHORT-TERM INVESTMENTS (9.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.56% [d]	Shares	685,922	$685,922
Putnam Short Term Investment Fund 2.52% L	Shares	6,727,586	6,727,586
U.S. Treasury Bills 2.405%, 6/20/19 #		$20,000	19,979
U.S. Treasury Bills 2.471%, 6/27/19 #		3,001	2,995

28 Dynamic Asset Allocation Equity Fund

	Principal amount/
SHORT-TERM INVESTMENTS (9.8%)* cont.	shares	Value
U.S. Treasury Bills 2.473%, 7/25/19 #	$135,002	$134,552
U.S. Treasury Bills 2.466%, 8/1/19 #	16,000	15,939
U.S. Treasury Bills 2.466%, 7/18/19 #	131,000	130,624
Total short-term investments (cost $7,717,512)		$7,717,597

TOTAL INVESTMENTS
Total investments (cost $73,328,253)	$79,325,805

Key to holding’s currency abbreviations

AUD	Australian Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CJSC	Closed Joint Stock Company
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $78,640,198.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $296,023 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,096,683 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Equity Fund 29

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.2%	Taiwan	0.8%
Japan	3.5	India	0.8
United Kingdom	3.0	Netherlands	0.8
China	1.7	Spain	0.7
France	1.5	South Korea	0.5
Switzerland	1.2	Italy	0.5
Germany	1.1	Other	3.8
Hong Kong	1.0	Total	100.0%
Australia	0.9

FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $11,625,272)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/17/19	$302,080	$309,784	$(7,704)
	British Pound	Buy	6/19/19	94,766	109,618	(14,852)
	Canadian Dollar	Buy	7/17/19	188,874	190,148	(1,274)
	Euro	Buy	6/19/19	670,015	689,004	(18,989)
	Japanese Yen	Buy	8/21/19	82,558	82,126	432
	Norwegian Krone	Buy	6/19/19	45,881	46,412	(531)
	Norwegian Krone	Sell	6/19/19	45,881	46,123	242
Barclays Bank PLC
	Canadian Dollar	Sell	7/17/19	215,835	219,843	4,008
	Euro	Buy	6/19/19	93,064	93,300	(236)
	Euro	Sell	9/18/19	80,684	80,328	(356)
	Hong Kong Dollar	Sell	8/21/19	173,670	173,728	58
	Norwegian Krone	Buy	6/19/19	192,704	197,664	(4,960)
	Norwegian Krone	Buy	9/18/19	80,010	79,901	109
	Swedish Krona	Buy	6/19/19	78,760	80,273	(1,513)
	Swedish Krona	Sell	6/19/19	78,760	78,233	(527)
	Swiss Franc	Buy	6/19/19	134,926	136,516	(1,590)
Citibank, N.A.
	Australian Dollar	Buy	7/17/19	97,521	102,320	(4,799)
	British Pound	Buy	6/19/19	80,848	81,074	(226)
	British Pound	Sell	6/19/19	80,848	81,493	645
	Canadian Dollar	Sell	7/17/19	154,284	156,782	2,498
	Danish Krone	Sell	6/19/19	38,903	32,104	(6,799)
	Euro	Buy	6/19/19	168,567	169,799	(1,232)
	Euro	Sell	6/19/19	168,567	173,059	4,492
	Japanese Yen	Buy	8/21/19	370,840	363,197	7,643
	New Zealand Dollar	Sell	7/17/19	42,040	40,790	(1,250)
	Norwegian Krone	Buy	6/19/19	54,432	58,387	(3,955)

30 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $11,625,272) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	7/17/19	$113,498	$118,751	$(5,253)
	Canadian Dollar	Sell	7/17/19	815	826	11
	Euro	Buy	6/19/19	80,872	81,025	(153)
	Euro	Sell	6/19/19	80,872	82,992	2,120
Goldman Sachs International
	Australian Dollar	Sell	7/17/19	184,624	182,822	(1,802)
	Euro	Sell	6/19/19	32,326	37,639	5,313
	Japanese Yen	Buy	8/21/19	981	953	28
	New Zealand Dollar	Sell	7/17/19	123,238	123,286	48
	Norwegian Krone	Buy	6/19/19	195,435	202,186	(6,751)
	Swedish Krona	Sell	6/19/19	90,327	86,158	(4,169)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/17/19	101,480	108,197	(6,717)
	British Pound	Buy	6/19/19	183,078	192,516	(9,438)
	British Pound	Sell	6/19/19	183,078	187,233	4,155
	Canadian Dollar	Sell	7/17/19	36,812	38,003	1,191
	Chinese Yuan	Buy	8/21/19	168,663	173,335	(4,672)
	Euro	Sell	6/19/19	14,765	20,514	5,749
	Japanese Yen	Sell	8/21/19	86,067	84,308	(1,759)
	Norwegian Krone	Buy	6/19/19	78,476	79,363	(887)
	Norwegian Krone	Sell	6/19/19	78,476	80,293	1,817
	Swedish Krona	Buy	6/19/19	41,296	41,021	275
	Swedish Krona	Sell	6/19/19	41,296	40,918	(378)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/19	92,034	94,576	(2,542)
	British Pound	Buy	6/19/19	6,453	15,174	(8,721)
	Canadian Dollar	Sell	7/17/19	245,832	248,845	3,013
	Euro	Buy	6/19/19	612,299	617,543	(5,244)
	Euro	Sell	6/19/19	612,299	617,758	5,459
	Japanese Yen	Buy	8/21/19	164,671	163,546	1,125
	New Zealand Dollar	Sell	7/17/19	160,431	161,995	1,564
	Norwegian Krone	Buy	6/19/19	6,551	4,665	1,886
	Singapore Dollar	Buy	8/21/19	196,391	198,079	(1,688)
	South Korean Won	Buy	8/21/19	207,707	213,253	(5,546)
	Swedish Krona	Buy	6/19/19	93,979	96,129	(2,150)
	Swiss Franc	Buy	6/19/19	259,749	262,777	(3,028)
NatWest Markets PLC
	Australian Dollar	Buy	7/17/19	354,730	364,686	(9,956)
	Canadian Dollar	Buy	7/17/19	17,480	17,238	242
	Euro	Sell	6/19/19	113,533	119,292	5,759
	Japanese Yen	Sell	8/21/19	44,221	42,969	(1,252)
	Norwegian Krone	Buy	6/19/19	34,505	35,670	(1,165)

Dynamic Asset Allocation Equity Fund 31

FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $11,625,272) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/17/19	$76,684	$76,783	$99
	British Pound	Buy	6/19/19	157,520	157,960	(440)
	British Pound	Sell	6/19/19	157,520	162,945	5,425
	Canadian Dollar	Sell	7/17/19	9,481	9,507	26
	Euro	Buy	6/19/19	203,242	203,976	(734)
	Euro	Sell	6/19/19	203,242	208,088	4,846
	Japanese Yen	Sell	8/21/19	50,696	47,385	(3,311)
	New Zealand Dollar	Sell	7/17/19	10,543	11,018	475
	Norwegian Krone	Buy	6/19/19	113,484	119,658	(6,174)
	Swedish Krona	Sell	6/19/19	135,513	139,167	3,654
UBS AG
	Australian Dollar	Buy	7/17/19	277,491	286,910	(9,419)
	British Pound	Buy	6/19/19	204,586	205,159	(573)
	British Pound	Sell	6/19/19	204,586	211,474	6,888
	Canadian Dollar	Sell	7/17/19	68,587	69,555	968
	Euro	Buy	6/19/19	164,764	165,698	(934)
	Euro	Sell	6/19/19	164,764	166,960	2,196
	Japanese Yen	Sell	8/21/19	152,793	147,696	(5,097)
	Swedish Krona	Sell	6/19/19	80,829	80,044	(785)
WestPac Banking Corp.
	Australian Dollar	Sell	7/17/19	14,308	13,643	(665)
	Euro	Buy	6/19/19	16,331	16,342	(11)
	Euro	Sell	6/19/19	16,331	16,764	433
Unrealized appreciation						84,892
Unrealized (depreciation)						(182,207)
Total						$(97,315)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 5/31/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	68	$4,982,655	$4,986,100	Jun-19	$(263,546)
S&P 500 Index E-Mini (Long)	7	963,221	963,410	Jun-19	(8,432)
Unrealized appreciation					—
Unrealized (depreciation)					(271,978)
Total					$(271,978)

WRITTEN OPTIONS OUTSTANDING at 5/31/19 (premiums $4,088)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Goldman Sachs International
AUD/JPY (Put)	Aug-19/JPY 72.00	$988,384	AUD	$1,424,800	$5,864
Total					$5,864

32 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,027,716	$1,319,501	$—
Capital goods	4,469,683	673,737	—
Communication services	1,954,506	585,603	—
Conglomerates	138,148	77,959	—
Consumer cyclicals	6,411,647	1,642,707	—
Consumer staples	5,225,172	2,170,903	—
Energy	2,997,346	905,063	—
Financials	9,041,746	3,798,038	—
Health care	6,909,433	1,430,668	—
Technology	14,535,491	1,624,995	—
Transportation	773,381	603,947	—
Utilities and power	1,506,150	692,965	—
Total common stocks	54,990,419	15,526,086	—

Investment companies	807,489	—	—
Purchased options outstanding	—	15,465	—
Warrants	—	268,749	—
Short-term investments	6,727,586	990,011	—
Totals by level	$62,525,494	$16,800,311	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(97,315)	$—
Futures contracts	(271,978)	—	—
Written options outstanding	—	(5,864)	—
Totals by level	$(271,978)	$(103,179)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 33

Statement of assets and liabilities 5/31/19

ASSETS
Investment in securities, at value, including $665,054 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $65,914,745)	$71,912,297
Affiliated issuers (identified cost $7,413,508) (Notes 1 and 5)	7,413,508
Cash	19,203
Foreign currency (cost $47,298) (Note 1)	44,318
Dividends, interest and other receivables	222,670
Foreign tax reclaim	41,577
Receivable for shares of the fund sold	132,642
Receivable for investments sold	1,825
Receivable for investor servicing fees (Note 2)	381
Receivable from Manager (Note 2)	9,190
Unrealized appreciation on forward currency contracts (Note 1)	84,892
Prepaid assets	15,545
Total assets	79,898,048

LIABILITIES
Payable for shares of the fund repurchased	138,612
Payable for custodian fees (Note 2)	72,478
Payable for Trustee compensation and expenses (Note 2)	6,806
Payable for administrative services (Note 2)	315
Payable for auditing and tax fees	74,959
Payable for variation margin on futures contracts (Note 1)	80,890
Unrealized depreciation on forward currency contracts (Note 1)	182,207
Written options outstanding, at value (premiums $4,088) (Note 1)	5,864
Collateral on securities loaned, at value (Note 1)	685,922
Other accrued expenses	9,797
Total liabilities	1,257,850

Net assets	$78,640,198

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$73,168,771
Total distributable earnings (Note 1)	5,471,427
Total — Representing net assets applicable to capital shares outstanding	$78,640,198

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($38,512 divided by 3,477 shares)	$11.07†
Offering price per class A share (100/94.25 of $11.07)*	$11.75
Net asset value, offering price and redemption price per class P share
($78,601,686 divided by 7,089,266 shares)	$11.09

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

34 Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/19

INVESTMENT INCOME
Dividends (net of foreign tax of $59,517)	$1,815,384
Interest (including interest income of $148,739 from investments in affiliated issuers) (Note 5)	155,231
Securities lending (net of expenses) (Notes 1 and 5)	5,070
Total investment income	1,975,685

EXPENSES
Compensation of Manager (Note 2)	473,433
Investor servicing fees (Note 2)	8,066
Custodian fees (Note 2)	82,849
Trustee compensation and expenses (Note 2)	3,942
Administrative services (Note 2)	2,376
Auditing and tax fees	100,101
Other	52,294
Fees waived and reimbursed by Manager (Note 2)	(224,588)
Total expenses	498,473
Expense reduction (Note 2)	(3,880)
Net expenses	494,593

Net investment income	1,481,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $1,159) (Notes 1 and 3)	4,901,869
Foreign currency transactions (Note 1)	(8,841)
Forward currency contracts (Note 1)	(198,124)
Futures contracts (Note 1)	(219,886)
Written options (Note 1)	6,833
Total net realized gain	4,481,851
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(7,370,892)
Assets and liabilities in foreign currencies	(2,522)
Forward currency contracts	(19,142)
Futures contracts	(403,272)
Written options	(1,776)
Total change in net unrealized depreciation	(7,797,604)

Net loss on investments	(3,315,753)

Net decrease in net assets resulting from operations	$(1,834,661)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/19	Year ended 5/31/18
Operations
Net investment income	$1,481,092	$1,504,144
Net realized gain on investments
and foreign currency transactions	4,481,851	5,194,394
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(7,797,604)	4,082,175
Net increase (decrease) in net assets resulting
from operations	(1,834,661)	10,780,713
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(272)	(406)
Class P	(1,165,086)	(1,866,485)
Net realized short-term gain on investments
Class A	(292)	—
Class P	(1,047,731)	—
From net realized long-term gain on investments
Class A	(1,953)	(1,304)
Class P	(7,002,285)	(5,403,296)
Increase from capital share transactions (Note 4)	2,330,261	1,761,030
Total increase (decrease) in net assets	(8,722,019)	5,270,252

NET ASSETS
Beginning of year	87,362,217	82,091,965
End of year (Note 1)	$78,640,198	$87,362,217

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
May 31, 2019	$13.28	.21	(.81)	(.60)	(.17)	(1.44)	(1.61)	$11.07	(3.72)	$39.86		1.71	115
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109
May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132
Class P
May 31, 2019	$13.30	.23	(.79)	(.56)	(.21)	(1.44)	(1.65)	$11.09	(3.43)	$78,602.62		1.85	115
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50
May 31, 2017†	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39*	82,074	.45*	1.20*	106

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	Class A	Class P
May 31,2019	0.28%	0.28%
May 31, 2018	0.26	0.26
May 31, 2017	0.29	0.23*
May 31, 2016	0.33	—
May 31, 2015	0.50	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 39

Notes to financial statements 5/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2018 through May 31, 2019.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

40 Dynamic Asset Allocation Equity Fund

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital

Dynamic Asset Allocation Equity Fund 41

or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

42 Dynamic Asset Allocation Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $93,848 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $685,922 and the value of securities loaned amounted to $665,054.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the

Dynamic Asset Allocation Equity Fund 43

committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $704,640 recognized during the period between November 1, 2018 and May 31, 2019 to its fiscal year ending May 31, 2020.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, and from redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $258,236 to decrease undistributed net investment income, and $258,236 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$9,869,074
Unrealized depreciation	(4,067,737)
Net unrealized appreciation	5,801,337
Undistributed ordinary income	378,651
Post-October capital loss deferral	(704,640)
Cost for federal income tax purposes	$73,149,311

For the fiscal year ended May 31, 2018, the fund had undistributed net investment income of $410,038.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

44 Dynamic Asset Allocation Equity Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.591% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $224,588 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$62
Class P	8,004
Total	$8,066

Dynamic Asset Allocation Equity Fund 45

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $103 under the expense offset arrangements and by $3,777 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $58, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund.

The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$84,731,791	$88,504,966
U.S. government securities (Long-term)	—	—
Total	$84,731,791	$88,504,966

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

46 Dynamic Asset Allocation Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,669	$18,758	—	$—
Shares issued in connection with
reinvestment of distributions	243	2,517	130	1,710
	1,912	21,275	130	1,710
Shares repurchased	—	—	—	—
Net increase	1,912	$21,275	130	$1,710

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class P	Shares	Amount	Shares	Amount
Shares sold	2,777,757	$33,906,980	2,056,598	$27,599,909
Shares issued in connection with
reinvestment of distributions	887,775	9,215,102	550,262	7,268,968
	3,665,532	43,122,082	2,606,860	34,868,877
Shares repurchased	(3,143,810)	(40,813,096)	(2,466,687)	(33,109,557)
Net increase	521,722	$2,308,986	140,173	$1,759,320

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,190	34.22%	$13,173

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/18	cost	proceeds	income	of 5/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$701,420	$17,351,172	$17,366,670	$22,415	$685,922
Putnam Short Term
Investment Fund**	8,319,319	29,062,055	30,653,788	148,739	6,727,586
Total Short-term
investments	$9,020,739	$46,413,227	$48,020,458	$171,154	$7,413,508

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Equity Fund 47

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$930,000
Written currency option contracts (contract amount)	$1,000,000
Futures contracts (number of contracts)	90
Forward currency contracts (contract amount)	$25,500,000
Warrants (number of warrants)	54,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange	Investments,
contracts	Receivables	$100,357	Payables	$188,071
	Investments, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	268,749	Unrealized depreciation	271,978*
Total		$369,106		$460,049

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

48 Dynamic Asset Allocation Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$(12,070)	$—	$(198,124)	$(210,194)
Equity contracts	12,240	—	(219,886)	—	(207,646)
Total	$12,240	$(12,070)	$(219,886)	$(198,124)	$(417,840)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$3,970	$—	$(19,142)	$(15,172)
Equity contracts	11,959	—	(403,272)	—	(391,313)
Total	$11,959	$3,970	$(403,272)	$(19,142)	$(406,485)

Dynamic Asset Allocation Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	674	4,175	—	15,278	2,131	5,389	13,187	13,047	6,001	14,525	10,052	433	84,892
Purchased options**#	—	—	—	—	—	15,465	—	—	—	—	—	—	15,465
Total Assets	$674	$4,175	$—	$15,278	$2,131	$20,854	$13,187	$13,047	$6,001	$14,525	$10,052	$433	$100,357
Liabilities:
Futures contracts§	—	—	80,890	—	—	—	—	—	—	—	—	—	80,890
Forward currency contracts#	43,350	9,182	—	18,261	5,406	12,722	23,851	28,919	12,373	10,659	16,808	676	182,207
Written options#	—	—	—	—	—	5,864	—	—	—	—	—	—	5,864
Total Liabilities	$43,350	$9,182	$80,890	$18,261	$5,406	$18,586	$23,851	$28,919	$12,373	$10,659	$16,808	$676	$268,961
Total Financial and Derivative Net Assets	$(42,676)	$(5,007)	$(80,890)	$(2,983)	$(3,275)	$2,268	$(10,664)	$(15,872)	$(6,372)	$3,866	$(6,756)	$(243)	$(168,604)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(42,676)	$(5,007)	$(80,890)	$(2,983)	$(3,275)	$2,268	$(10,664)	$(15,872)	$(6,372)	$3,866	$(6,756)	$(243)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $296,023.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $5,428,859 as a capital gain dividend with respect to the taxable year ended May 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 88.42% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

52 Dynamic Asset Allocation Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Dynamic Asset Allocation Equity Fund 53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2019, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Dynamic Asset Allocation Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Equity Fund 55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Compliance Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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AN062 317076 7/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2019	$69,738	$ —	$25,352	$ —
May 31, 2018	$66,722	$ —	$19,462	$114

For the fiscal years ended May 31, 2019 and May 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $572,336 and $617,808 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2019	$ —	$546,984	$ —	$ —
May 31, 2018	$ —	$600,294	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2019